NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               FEBRUARY 11, 1999

TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of J & J SNACK FOODS CORP. will be held on Thursday, February 11, 1999 at 10:00 A.M., E.S.T., at The Cherry Hill Hilton, Route 70 and Cuthbert Road, Cherry Hill, New Jersey 08034 for the following purposes:

          1. To elect one director; and

          2. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed December 14, 1998 as the record date for the determination of shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors,

                                                                DENNIS G. MOORE,

                                                                       Secretary

December 21, 1998

                             [J&J SNACK FOODS LOGO]

                              6000 CENTRAL HIGHWAY
                          PENNSAUKEN, NEW JERSEY 08109

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     The enclosed proxy is solicited by and on behalf of J & J Snack Foods Corp. ("J & J") for use at the Annual Meeting of Shareholders to be held on Thursday, February 11, 1999 at 10:00 A.M., E.S.T., at The Cherry Hill Hilton, Route 70 and Cuthbert Road, Cherry Hill, New Jersey 08034 and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to shareholders is December 21, 1998. Sending a signed proxy will not affect the shareholder's right to attend the Annual Meeting and vote in person since the proxy is revocable. The grant of a later proxy revokes this proxy. The presence at the meeting of a shareholder who has given a proxy does not revoke the proxy unless the shareholder files written notice of the revocation with the secretary of the meeting prior to the voting of proxy or votes the shares subject to the proxy by written ballot.

     The expense of the proxy solicitation will be borne by J & J. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by directors, officers or employees of J & J without additional compensation. J & J is required to pay the reasonable expenses incurred by record holders of the common stock, no par value per share, of J & J (the "Common Stock") who are brokers, dealers, banks or voting trustees, or other nominees, for mailing proxy material and annual shareholder reports to any beneficial owners of Common Stock they hold of record, upon request of such record holders.

     A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Common Stock for the election of the nominee for director.

     The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which J & J does not know about a reasonable time before the proxy solicitation, and are presented at the meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; and (iv) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

     J & J had 9,036,833 shares of Common Stock outstanding at the close of business on December 14, 1998, the record date. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on a particular matter constitutes a quorum for the purpose of considering such matter. Each share of Common Stock is entitled to one vote on each matter which may be brought before the Meeting. The election of directors will be determined by a plurality vote and the nominee receiving the most "for" votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the shares cast on the proposal. An abstention, withholding of authority to vote for or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote. Shareholders do not have approval or dissenter rights with respect to election of Directors.

                             ELECTION OF DIRECTORS
              INFORMATION CONCERNING NOMINEE FOR ELECTION TO BOARD

     One (1) director is expected to be elected at the Annual Meeting to serve on the Board of Directors of J & J until the expiration of his term as indicated below and until his successor is elected and has qualified.

     The following table sets forth information concerning J & J's nominee for election to the Board of Directors. If the nominee becomes unable or for good cause will not serve, the persons named in the enclosed form of proxy will vote in accordance with their best judgment for the election of such substitute nominee as shall be designated by the Board of Directors. The Board of Directors of J & J expects the nominee to be willing and able to serve.

                                                                                                 YEAR OF
                                                                                              EXPIRATION OF
        NAME           AGE                             POSITION                             TERM AS DIRECTOR
-------------------------------------------------------------------------------------------------------------
Leonard M. Lodish       55                             Director                                   2004

                       INFORMATION CONCERNING CONTINUING
                        DIRECTORS AND EXECUTIVE OFFICERS

                                                                                                 YEAR OF
                                                                                              EXPIRATION OF
        NAME           AGE                             POSITION                             TERM AS DIRECTOR
-------------------------------------------------------------------------------------------------------------
Gerald B. Shreiber      57   Chairman, Chief Executive Officer, President and Director            2000
Stephen N. Frankel      57   Director                                                             2003
Dennis G. Moore         43   Senior Vice President, Chief Financial Officer, Secretary,           2002
                               Treasurer and Director
Robert M. Radano        49   Senior Vice President, Chief Operating Officer and Director          2001
Peter G. Stanley        56   Director                                                             2001
Robyn Shreiber Cook     38   Senior Vice President, West                                           --
Daniel Fachner          38   President, The ICEE Company                                           --

     Gerald B. Shreiber is the founder of J & J and has served as its Chairman of the Board, President, and Chief Executive Officer since its inception in 1971. He is the father of Robyn Shreiber Cook.

     Stephen N. Frankel became a director in 1983. Since 1976 he has been the President and sole shareholder of Stephen N. Frankel Realtor, Inc. which is engaged in commercial and industrial real estate in the South Jersey area.

     Leonard M. Lodish became a director in 1992. He is Samuel R. Harrell Professor in the Marketing Department of The Wharton School at the University of Pennsylvania where he has been a professor since 1968. He is a Director of Franklin Electronic Publishing, Inc. (maker of portable electronic reference works), Information Resources, Inc. (marketing data and marketing research), and Walsh International (sales force information systems).

     Dennis G. Moore joined J & J in 1984, and has served in various capacities since that time. He was named Chief Financial Officer in 1992 and was elected to the Board of Directors in 1995.

     Robert M. Radano joined the Company in 1972 and in May 1996 was named Chief Operating Officer of the Company. Prior to becoming Chief Operating Officer, he was Senior Vice President, Sales responsible for national foodservice sales of J & J. He was elected to the Board of Directors in 1996.

     Peter G. Stanley became a director in 1983. From April 1, 1992 to September 1995, Mr. Stanley was a self-employed Marketing and Sales Consultant. From September 1995 to September 1996, Mr. Stanley was Executive Vice President of Tri-Arc Financial Services, Inc., a commercial insurance broker. He presently is a self-employed financial consultant.

     Robyn Shreiber Cook joined the Company in 1982 and in February 1996 was named Senior Vice President, West with operating and sales responsibilities for the Company's West coast foodservice and bakery business. Prior to becoming Senior Vice President, West she was responsible for Western region foodservice sales.

     Daniel Fachner has been an employee of The ICEE Company since 1979. Prior to becoming President of The ICEE Company in August 1997, he had various operational responsibilities.

BOARD OF DIRECTORS, COMMITTEES AND ATTENDANCE AT MEETINGS

     The Board of Directors held 4 meetings during fiscal 1998. Except for Dr. Lodish who attended two Board meetings and all committee meetings of which he was a member, each director attended all meetings of the Board and committees of which he was a member during fiscal 1998.

     The Board of directors has appointed a Compensation Committee consisting of Messrs. Frankel, Lodish and Stanley to fix the compensation of the chief executive officer. The Compensation Committee also administers the Company's Stock Option Plan. The Board of Directors also has appointed an Audit Committee consisting of Messrs. Frankel, Lodish and Stanley to, among other things, review the Company's financial and accounting practices and policies and the scope and results of the Company's annual audit. The Audit Committee also recommends to the Board the selection of the Company's independent public accountants. During fiscal 1998, the Compensation Committee and the Audit Committee each held one meeting.

     The Board of Directors has not appointed a standing Nominating Committee.

DIRECTOR COMPENSATION

     Each director of the Company who is not also an employee receives an annual fee of $3,000 and a fee of $1,000 for each meeting of the Board or committee meeting attended, plus reimbursement of expenses incurred in attending meetings. Additionally, pursuant to the terms of the Company's Nonstatutory Stock Option Plan for Non-employee Directors and Chief Executive Officer, each Director is annually granted an option to purchase 3,000 shares of Common Stock and the Chief Executive Officer is granted an option to purchase 25,000 shares of Common Stock at an exercise price equal to the Common Stock's fair market value on May 1 each year which will first be exercisable one year later.

     Each director who is not also an executive officer of the Company is entitled annually to deferred compensation of 500 shares of the Company's common stock under a Deferred Stock Plan. The stock will be issued to the director on the date the director leaves the Board.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following table sets forth certain information regarding the compensation paid to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for services rendered in all capacities for fiscal 1998, 1997 and 1996:

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM
                                                                                COMPENSATION
                                                        ANNUAL COMPENSATION        AWARDS
                                                        --------------------    -------------       ALL OTHER
         NAME AND PRINCIPAL POSITION            YEAR     SALARY      BONUS         OPTIONS       COMPENSATION(1)
---------------------------------------------   ----    --------    --------    -------------    ---------------
Gerald B. Shreiber                              1998    $425,000    $350,000        25,000           $ 4,000
  Chairman of the Board,                        1997    $400,000    $250,000        25,000           $ 3,000
  President, Chief Executive                    1996    $400,000    $175,000        25,000           $ 3,000
  Officer and Director

Robert M. Radano                                1998    $185,000    $ 75,000         6,349           $ 4,000
  Chief Operating Officer,                      1997    $185,000    $ 60,000         7,000           $ 3,000
  Senior Vice President,                        1996    $170,000    $ 80,000        11,000           $ 3,000
  Sales and Director

Robyn Shreiber Cook                             1998    $145,000    $110,000         6,349           $ 4,000
  Senior Vice President, West                   1997    $143,000    $ 50,000         7,000           $ 3,000
                                                1996    $126,000    $ 22,000        10,000           $ 3,000

Dennis G. Moore                                 1998    $204,000    $100,000         6,349           $ 4,000
  Senior Vice President, Chief                  1997    $189,000    $ 75,000         7,000           $ 3,000
  Financial Officer and Director                1996    $173,000    $ 60,000         9,000           $ 3,000

Daniel Fachner                                  1998    $174,000    $175,000         6,349           $ 4,000
  President                                     1997    $150,000    $125,000         6,000           $ 3,000
  The ICEE Company                              1996    $124,000    $ 75,000         7,000           $ 2,000

------------------
(1) 401(k) Profit Sharing Plan Contribution.

OPTION GRANTS

     The following table sets forth certain information concerning stock options granted during fiscal 1998 to the Chief Executive Officer and to each of the four other most highly compensated executive officers of the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                               POTENTIAL REALIZABLE
                                                                                                VALUES AT ASSUMED
                                     INDIVIDUAL GRANTS                                           ANNUAL RATES OF
-------------------------------------------------------------------------------------------        STOCK PRICE
                                                    % OF TOTAL                                   APPRECIATION FOR
                                                  OPTIONS GRANTED                                  OPTION TERM
                                     OPTIONS       TO EMPLOYEES      EXERCISE    EXPIRATION    --------------------
               NAME                  GRANTED      IN FISCAL YEAR      PRICE         DATE          5%         10%
-------------------------------------------------------------------------------------------------------------------
Gerald B. Shreiber................    25,000(1)          11%          $19.75       4/30/08     $310,000    $787,000
Robert M. Radano..................     6,349(2)           3%          $15.75       8/30/03     $ 28,000    $ 61,000
Dennis G. Moore...................     6,349(2)           3%          $15.75       8/30/03     $ 28,000    $ 61,000
Robyn Shreiber Cook...............     6,349(2)           3%          $15.75       8/30/03     $ 28,000    $ 61,000
Daniel Fachner....................     6,349(2)           3%          $15.75       8/30/03     $ 28,000    $ 61,000

------------------
(1) All options granted are first exercisable on May 1, 1999.
(2) All options granted are first exercisable on September 1, 2001.

OPTION EXERCISES AND HOLDINGS

     The following table summarizes exercises of stock options during fiscal year 1998 by the Chief Executive Officer and highly compensated executives and the number of unexercised options and the value of unexercised options held at the end of fiscal year 1998.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                                VALUE OF UNEXERCISED
                                          SHARES                       NUMBER OF UNEXERCISED    IN-THE-MONEY OPTIONS
                                        ACQUIRED ON                    OPTIONS AT FY-END (#)        AT FY-END($)
                                         EXERCISE         VALUE            EXERCISABLE/             EXERCISABLE/
                NAME                        (#)        REALIZED ($)        UNEXERCISABLE           UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
Gerald B. Shreiber...................          --              --          232,062/25,000     $1,569,000/$  --

Robert M. Radano.....................       5,000        $ 29,000           22,000/19,349       $147,000/$122,000

Dennis G. Moore......................      10,000        $ 64,000           15,000/19,349       $112,000/$122,000

Robyn Shreiber Cook..................       7,349        $ 36,000           18,951/19,349       $140,000/$122,000

Daniel Fachner.......................       3,000        $ 19,000           10,000/17,349       $ 71,000/$106,000

OPTION REPRICING

     The following table sets forth information concerning repricings of options held by executive officers of the Company during the last ten completed fiscal years:

                         TEN-YEAR OPTION/SAR REPRICINGS

                                                                                                         LENGTH OF
                                         NUMBER OF                                                       ORIGINAL
                                         SECURITIES     MARKET PRICE       EXERCISE                     OPTION TERM
                                         UNDERLYING      OF STOCK AT       PRICE AT                    REMAINING AT
                                        OPTIONS/SARS       TIME OF          TIME OF          NEW          DATE OF
                                        REPRICED OR     REPRICING OR     REPRICING OR     EXERCISE     REPRICING OR
           NAME               DATE      AMENDED (#)     AMENDMENT ($)    AMENDMENT ($)    PRICE ($)      AMENDMENT
--------------------------------------------------------------------------------------------------------------------
Robert M. Radano              8/l/96        6,000*          $9.75           $12.375         $9.75      58 months
Senior Vice President,
Chief Operating
Officer

Dennis G. Moore               8/l/96        6,000*          $9.75           $12.375         $9.75      58 months
Senior V.P., Chief
Financial Officer,
Secretary/Treasurer

Robyn Shreiber Cook           8/l/96        6,000*          $9.75           $12.375         $9.75      58 months
Senior V.P., West

Daniel Fachner                8/l/96        5,000*          $9.75           $12.375         $9.75      58 months
President,
The ICEE Company

------------------
* Effective August 1, 1996, above referenced options to purchase shares of Common Stock at an exercise price of $12.375 per share, granted on May 24, 1996, were canceled and replaced by options to purchase shares at an exercise price of $9.75 per share.

401(k) PROFIT SHARING PLAN

     J & J maintains a 401(k) Profit Sharing Plan for the benefit of eligible employees. J & J's contribution is based upon the individual employee's contribution. During the fiscal year ended September 26, 1998, contributions in the amount of $512,000 were made to the 401(k) Profit Sharing Plan.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors is composed of directors who are not employees of J & J and is responsible for developing and making recommendations to the Board with respect to J & J's executive compensation programs. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer. The Compensation Committee neither reviews nor approves the decisions of the Chief Executive Officer with respect to the compensation of the other executive officers.

     J & J's compensation is comprised of base salary, bonus, long term incentive compensation in the form of stock options, and various benefits generally available to all full-time employees of the Company, including participation in group medical and life insurance plans and the 401(k) Profit Sharing Plan.

Base Salary

     Base salary levels for J & J's executive officers are competitively set relative to companies in the food industry. In obtaining competitive information, the Company informally reviews newspaper and trade journal reports and information gathered from discussion with others in the industry. No formal survey is undertaken.

Bonuses

     Annual performance standards for each executive officer's area of responsibility are established by the Chief Executive Officer for other executive officers. In some cases, bonuses are linked primarily to achieving increases from the prior year's sales and/or earnings. In other cases, bonuses reflect a more subjective view of an individual's performance.

     The bonus for Mr. Shreiber was not linked to any specific formula. The Compensation Committee considers both the long term aspect of the Company's performance and year to year results. Among the items considered by the Committee were J & J's Sales, Operating Income, Operating Income as a percent of sales, Net Earnings, Earnings Per Share, Return on Equity and Stock Price. These items were reviewed for the previous year and for a five year period. The Committee reviewed and considered published reports about the compensation levels of the 100 largest public companies in the Delaware Valley. The Committee also considers matters which are likely to have a long term impact on the Company but may not be reflected on the annual financial statements.

     The above factors were considered subjectively without specific weight to any item.

Stock Options

     The Company uses the Stock Option Plan as its long-term incentive plan for executive officers and key employees. The objectives of this Plan are to align the long term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long term equity interest in J & J. Options given to the Chief Executive Officer are fixed according to a Nonstatutory Plan. Options given to other executive officers are recommended by the Chief Executive Officer and approved by the Compensation Committee. On August 31, 1998 options to various employees were awarded at the then price of $15.75 per share.

                            STOCK PERFORMANCE GRAPH

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
      AMONG J & J SNACK FOODS CORP., THE NASDAQ STOCK MARKET (U.S.) INDEX
                           AND THE S & P FOODS INDEX


                             [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

            Label             A                    B                   C
-------------------------------------------------------------------------------
Label                 J&J Snack Foods Corp.    NASDAQ Stock        S&P Foods
                                                Market(U.S.)
-------------------------------------------------------------------------------
   1      9/30/93           100                  100                 100
-------------------------------------------------------------------------------
   2      9/30/94            70.83               100.83              110.81
-------------------------------------------------------------------------------
   3      9/30/95            65.28               139.28              137.61
-------------------------------------------------------------------------------
   4      9/30/96            59.72               165.24              169.84
-------------------------------------------------------------------------------
   5      9/30/97            90.28               226.81              226.43
-------------------------------------------------------------------------------
   6      9/30/98           102.78               231.84              240.42
-------------------------------------------------------------------------------





* $100 INVESTED ON 9/30/93 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING SEPTEMBER 30.


                               SECURITY OWNERSHIP
                  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of December 1, 1998 concerning (i) each person or group known to J & J to be the beneficial owner of more than 5% of Common Stock, (ii) each director and nominee for director of the Company, (iii) each of the Company's five most highly compensated executive officers for the 1998 fiscal year, and (iv) the beneficial ownership of Common Stock by J & J's directors and all executive officers as a group. Except as otherwise noted, each beneficial owner of the Common Stock listed below has sole investment and voting power.

                                                                                             SHARES
                                   NAME AND ADDRESS                                           OWNED           PERCENT
                                 OF BENEFICIAL OWNER                                     BENEFICIALLY(1)      OF CLASS
----------------------------------------------------------------------------------------------------------------------
DIRECTORS, NOMINEES AND NAMED EXECUTIVE OFFICERS

Gerald B. Shreiber....................................................................      3,099,587(2)         33%
  6000 Central Highway
  Pennsauken, NJ 08109

                                                                                            SHARES
                                   NAME AND ADDRESS                                         OWNED             PERCENT
                                 OF BENEFICIAL OWNER                                     BENEFICIALLY(1)      OF CLASS
----------------------------------------------------------------------------------------------------------------------
Stephen N. Frankel....................................................................         72,038(3)(4)       *

Leonard M. Lodish.....................................................................         29,000(5)          *

Dennis G. Moore.......................................................................         27,856(6)          *

Robert M. Radano......................................................................         56,437(7)          *

Peter G. Stanley......................................................................         58,308(3)(8)       *

Robyn Shreiber Cook...................................................................        101,885(9)          1%

Daniel Fachner........................................................................         10,961(10)         *

All executive officers and
  directors as a group (8 persons)....................................................      3,456,072(11)        37%

FIVE PERCENT SHAREHOLDERS

David L. Babson & Company.............................................................        901,000            10%
  1 Memorial Drive
  Cambridge, MS 02142

Dimensional Fund Advisors.............................................................        463,500             5%
  1299 Ocean Avenue
  Santa Monica, CA 90041

Kennedy Capital Management............................................................        515,650             6%
  10829 Olive Boulevard
  St. Louis, MO 63141

------------------

  *  Less than 1%
(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, include securities owned by or for the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days after the Record Date. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities.
(2) Includes 232,062 shares of Common Stock issuable upon the exercise of options granted to Mr. Shreiber and exercisable within 60 days from the date of this Proxy Statement, 1100 shares which are owned by Mr. Shreiber's spouse, 1,000 shares owned as trustee for a niece, and 68,949 shares held for the benefit of Mr. Shreiber in J & J's 401(k) Plan.
(3) Includes 28,500 shares of Common Stock issuable upon the exercise of options and exercisable within 60 days from the date of this Proxy Statement and 1,000 shares issuable under the Deferred Stock Plan.
(4) Includes 160 shares owned as trustee for children, and 500 shares owned by Mr. Frankel's spouse.
(5) Includes 25,000 shares of Common Stock issuable upon the exercise of options granted to Dr. Lodish and exercisable within 60 days from the date of this Proxy Statement and 1,000 shares issuable under the Deferred Stock Plan.

(6) Includes 15,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Moore and exercisable within 60 days from the date of this Proxy Statement and 1751 shares held for the benefit of Mr. Moore in the Company's 401(k) Plan and 887 shares in the Company's Stock Purchase Plan.
(7) Includes 22,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Radano and exercisable within 60 days from the date of this Proxy Statement and 887 shares in the Company's Stock Purchase Plan.
(8) Includes 28,808 shares owned jointly with Mr. Stanley's spouse with shared voting and investment power.
(9) Includes 18,951 shares of Common Stock issuable upon the exercise of options granted to Ms. Cook and exercisable within 60 days from the date of this Proxy Statement, 6,960 shares owned as trustee for her son, and 414 shares held for the benefit of Ms. Cook in the Company's 401(k) Plan.
(10) Includes 10,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Fachner and exercisable within 60 days from the date of this Proxy Statement and 735 shares held for the benefit of Mr. Fachner in the Company's 401(k) Plan and 226 shares in the Company's Stock Purchase Plan.
(11) Includes 380,013 shares of Common Stock issuable upon the exercise of options granted to executive officers and directors of J & J and exercisable within 60 days from the date of this Proxy Statement and 3,000 issuable under the Deferred Stock Plan.


                             SHAREHOLDER PROPOSALS

     Shareholder proposals for the 2000 Annual Meeting of Shareholders must be submitted to the Company by September 1, 1999 to receive consideration for inclusion in the Company's Proxy Statement.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners were complied with during fiscal 1998.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors has selected Grant Thornton LLP to be employed as J & J's independent certified public accountants to make the annual audit and to report on, as may be required, the consolidated financial statements which may be filed by J & J with the Securities and Exchange Commission during the ensuing year.

     A representative of Grant Thornton LLP is expected to be present at the Annual Meeting of Shareholders and to have the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Company is not presently aware of any matters (other than procedural matters) which will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (i) matters which the Company does not know, a reasonable time before the proxy solicitation, are to be presented at the Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                  ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

     This Proxy Statement is accompanied by the Company's Annual Report to Shareholders for fiscal 1998.

     EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF J & J'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED SEPTEMBER 26, 1998, WITHOUT CHARGE, BY SENDING A WRITTEN REQUEST TO J & J SNACK FOODS CORP., 6000 CENTRAL HIGHWAY, PENNSAUKEN, NEW JERSEY 08109, ATTENTION: DENNIS G. MOORE.

                                             By Order of the Board of Directors,

                                                      DENNIS G. MOORE, Secretary

                            J & J SNACK FOODS CORP.
              ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 11, 1999
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints JOHN P. HEIM and HARRY McLAUGHLIN, each of them with full power of substitution, proxy agents to vote all shares which the undersigned is entitled to vote at the Annual Meeting of its Shareholders February 11, 1999, on all matters that properly come before the meeting, subject to any directions indicated below. The proxy agents are directed to vote as follows on the proposals described in J & J's Proxy Statement.

    This proxy will be voted as directed. If no directions to the contrary are indicated, the proxy agents intend to vote "FOR" the election of J & J's nominee as director.

    The proxy agents present and acting at the meeting, in person or by their substitutes (or if only one is present and acting, then that one), may exercise all powers conferred hereby. Discretionary authority is conferred hereby as to certain matters described in J & J's Proxy Statement.

                  (Continued and to be signed on reverse side)

1. Election of Directors                                  WITHHOLD
   Leonard M. Lodish               FOR / /                AUTHORITY / /


    Receipt of J & J's Annual Report to Shareholders and the Notice of the Meeting and Proxy Statement dated December 21, 1998 is hereby acknowledged.

                                                Dated: __________________ , 199_
                                                    (Please date this proxy)

                                                ________________________________
                                                ________________________________
                                                          (Signature)

                                                It would be helpful if you
                                                signed your name as it appears
                                                hereon, indicating any official
                                                position or representative
                                                capacity. If shares are
                                                registered in more than one
                                                name, all owners should sign.

                                                PLEASE DATE AND SIGN THIS PROXY
                                                AND RETURN IT PROMPTLY IN THE
                                                ENCLOSED POSTAGE PAID ENVELOPE.